                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         NORTH CENTRAL BANCSHARES, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------


     5) Total fee paid:

        ------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3) Filing Party:

        ------------------------------------------------------------------------

     4) Date Filed:

        ------------------------------------------------------------------------

                        NORTH CENTRAL BANCSHARES, INC.
                              825 CENTRAL AVENUE
                            FORT DODGE, IOWA 50501



                                       August 12, 1996


Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders (the "Special Meeting") of North Central Bancshares, Inc. ("North Central Bancshares" or the "Company"), the holding company for First Federal Savings Bank of Fort Dodge, Fort Dodge, Iowa, which will be held on September 21, 1996 at 10:00 a.m. local time, at the Colonial Inn, 1306 A Street, Fort Dodge, Iowa.

     The attached Notice of Special Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Special Meeting. Directors and officers of North Central Bancshares will be present at the Special Meeting to respond to any questions that our shareholders may have.

     The Board of Directors of North Central Bancshares has determined that an affirmative vote on each matter to be considered at the Special Meeting is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" each of these matters.

     Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Special Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE SPECIAL MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE
                                     -----------------------------------------
NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM
- ----------------------------------------------------------------------------
YOUR RECORD HOLDER AND TO VOTE PERSONALLY AT THE SPECIAL MEETING. EXAMPLES OF
- ----------------------------------------------------------------
SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF THE COMPANY.

     On behalf of the Board of Directors and the employees of North Central Bancshares and First Federal Savings Bank of Fort Dodge, we thank you for your continued support and appreciate your interest.

                                       Sincerely yours,


                                       /s/ David M. Bradley
                                       David M. Bradley
                                       President and Chief Executive Officer

                        NORTH CENTRAL BANCSHARES, INC.
                              825 CENTRAL AVENUE
                            FORT DODGE, IOWA 50501
                                (515) 576-7531

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 21, 1996

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of North Central Bancshares, Inc. (the "Company") will be held at the Colonial Inn, 1306 A Street, Fort Dodge, Iowa, on September 21, 1996 at 10:00 a.m., local time, to consider and vote upon the:

     1.   Approval of the North Central Bancshares, Inc. 1996 Stock Option Plan;
          and

     2. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Special Meeting as may properly come before the Special Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Special Meeting.

In accordance with the Company's Bylaws, no business shall be transacted and no corporate action shall be taken at the Special Meeting other than that stated in this Notice of Special Meeting.

     The Board of Directors has fixed August 2, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

                                       By Order of the Board of Directors


                                       /s/ Jean L. Lake
                                       Jean L. Lake
                                       Secretary
Fort Dodge, Iowa
August 12, 1996

- --------------------------------------------------------------------------------
     YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IT IS IMPORTANT
THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL
NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE SPECIAL MEETING.
- --------------------------------------------------------------------------------

                        NORTH CENTRAL BANCSHARES, INC.

                            PROXY STATEMENT FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS

                       TO BE HELD ON SEPTEMBER 21, 1996

                              GENERAL INFORMATION

GENERAL

  This Proxy Statement and accompanying proxy card are being furnished to the shareholders of North Central Bancshares, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the shares of the Company's issued and outstanding common stock, par value $.01 per share (the "Common Stock"), as of the close of business on August 2, 1996 (the "Record Date"), for use at the Special Meeting of Shareholders of the Company to be held on September 21, 1996 at the Colonial Inn, 1306 A Street, Fort Dodge, Iowa at 10:00 a.m., local time, and at any adjournment or postponement thereof (the "Special Meeting"). This Proxy Statement, together with the enclosed proxy card, is first being mailed to shareholders on or about August 12, 1996.

  On March 20, 1996, the Company became the holding company for First Federal Savings Bank of Fort Dodge (the "Bank") upon completion of the conversion and reorganization of the Bank and its former mutual holding company, North Central Bancshares, M.H.C. (the "MHC"), from the mutual holding company form of organization into the stock holding company form of organization (the "Conversion"). The Company, an Iowa corporation, operates as a savings association holding company for its wholly-owned subsidiary, the Bank.

RECORD DATE AND VOTING RIGHTS

  The Board of Directors of the Company has fixed the close of business on August 2, 1996 as the record date (the "Record Date") for the determination of the Company's shareholders entitled to notice of and to vote at the Special Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Special Meeting. On the Record Date, there were 4,011,057 shares of Common Stock issued and outstanding.

  Each holder of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share held of record (other than Excess Shares as defined below) at the Special Meeting and at any adjournment or postponement thereof. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum thereat.

  As provided in the Company's Articles of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock ("Excess Shares") shall be entitled to cast one-hundredth of one vote per share for each Excess Share. A person or entity is deemed to beneficially own shares owned by an affiliate as well as persons acting in concert with such person or entity. The Company's Articles of Incorporation authorize the Board of Directors to interpret and apply the provisions of the Articles of Incorporation and Bylaws governing Excess Shares, and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with the Articles of Incorporation, including, without limitation, (i) the number of shares of Common Stock beneficially owned by any person or purported owner, (ii) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported owner and (iii) whether a person or purported owner has an agreement or understanding with any person or purported owner as to the voting or disposition of any shares of Common Stock.

  All properly executed proxies received by the Company will be voted in accordance with the instructions indicated thereon. IF NO INSTRUCTIONS ARE GIVEN, EXECUTED PROXIES WILL BE VOTED FOR THE PROPOSALS IDENTIFIED IN THE NOTICE OF SPECIAL MEETING. In accordance with the Company's Bylaws, no business shall be transacted and no corporate action shall be taken at the Special Meeting other than that stated in this Notice of Special Meeting.

VOTE REQUIRED

  Pursuant to the rules and regulations of the Office of Thrift Supervision ("OTS"), approval of the North Central Bancshares, Inc. 1996 Stock Option Plan (the "Option Plan" or "Proposal 1") for implementation prior to the first anniversary to the effective date of the Conversion requires the affirmative vote of a majority of votes eligible to be cast at the Special Meeting. For all other purposes the Bylaws of the Company provide that the approval of Proposal 1, as well as the other proposal identified in the Notice of Special Meeting, requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Special Meeting and entitled to vote thereon. Shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against each matter presented. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have the same effect as a vote against Proposal 1 for purposes of the OTS approval requirement, but such shares will not be counted as present and entitled to vote, and will therefore have no effect on the vote for any other purposes with respect to Proposal 1 or for the other proposal identified in the Notice of Special Meeting.

REVOCABILITY OF PROXIES

  A proxy may be revoked at any time before it is voted by filing a written revocation of the proxy with the Secretary of the Company or by submitting a duly executed proxy bearing a later date. A proxy also may be revoked by attending and voting at the Special Meeting or any adjournment or postponement thereof, only if a written revocation is filed with the Secretary of the Special Meeting prior to the voting of such Proxy.

  IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR SHAREHOLDER OF RECORD TO VOTE PERSONALLY AT THE SPECIAL MEETING. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

SOLICITATION OF PROXIES

  The Company will bear the costs of soliciting proxies from its shareholders. In addition to the use of mail, proxies may be solicited by officers, directors or employees of the Company and the Bank, by telephone or through other forms of communication. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith. In addition, the Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies. The estimated cost of such solicitation is $5,000.

INTEREST OF CERTAIN PERSONS IN MATTER TO BE ACTED UPON

  Directors, officers and employees of the Bank and the Company will be granted stock options under the Option Plan being presented for shareholder approval in Proposal 1, if the shareholders approve the Option Plan.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF THE COMPANY

  The following table sets forth, as of July 31, 1996, certain information as to the Common Stock beneficially owned by persons owning in excess of 5% of the outstanding shares of Common Stock. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Company's outstanding shares of Common Stock as of July 31, 1996. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities Exchange Commission (the "SEC") and with the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock (1) over which he has or shares, directly or indirectly, voting or investment power, or (2) of which he has the right to acquire beneficial ownership at any time within 60 days after July 31, 1996. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of such shares.

NAME AND ADDRESS OF               AMOUNT AND NATURE OF
BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP     PERCENT
- -------------------------------  -----------------------   -------

Heine Securities Corporation           342,500(1)           8.54%
  51 John F. Kennedy Parkway
  Short Hills, NJ  07078
Wellington Management Company          320,000(2)           7.98%
  75 State Street
  Boston, MA  02109
John Hancock Advisers, Inc.            285,000(3)           7.11%
  101 Huntington Avenue
  Boston, MA  02199
- ---------------------

(1) Based on a Schedule 13F dated May 13, 1996 and filed with the SEC by Heine Securities Corporation ("Heine"), Heine is an institutional investment manager which, as of such date, had sole investment and voting power over 342,500 shares.

(2) Based on a Schedule 13F dated April 30, 1996 and filed with the SEC by Wellington Management Company ("Wellington"), Wellington is an institutional investment manager which, as of such date, had sole investment and voting power over 152,000 shares, sole investment and no voting power over 81,500 shares and shared investment and voting power over 86,500 shares.

(3) Based on a Schedule 13F dated July 2, 1996 and filed with the SEC by John Hancock Advisers, Inc. ("JHA"), JHA is an institutional investment manager which, as of such date, had sole investment and voting power over 285,000 shares.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth information with respect to the shares of Common Stock beneficially owned by each Director of the Company, by each Named Executive Officer of the Company identified in the Summary Compensation Table included elsewhere herein and all directors and executive officers of the Company or the Company's wholly-owned subsidiary, the Bank, as a group as of July 31, 1996. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock indicated.

                                                               AMOUNT AND    PERCENT OF
                                                               NATURE OF       COMMON
                                                               BENEFICIAL      STOCK
NAME                                     TITLE (1)             OWNERSHIP   OUTSTANDING(2)
- ----                                     ---------             ----------  --------------
David M. Bradley (3)           President and Chief                 13,357         *
                               Executive
                               Officer, Director
Paul C. Eide(4)                Chairman of the Board and           22,102         *
                               Director
John M. Peters(5)              Director                            11,840         *
Howard A. Hecht(6)             Director                            19,065         *
Melvin R. Schroeder(7)         Director                             7,504         *
KaRene Egemo(8)                Director                            18,761         *
All directors and executive                                       288,115        7.18%
 officers as a group
(10 persons)(9)(10)


* Less than 1% of outstanding Common Stock.

(1)  Titles are for both the Company and the Bank.
(2) Percentages with respect to each person or group of persons have been calculated on the basis of 4,011,057 shares of Common Stock, the number of shares of Common Stock outstanding as of July 31, 1996. No officer or director has the right to acquire beneficial ownership of additional shares of Common Stock within 60 days after July 31, 1996.
(3) Includes 2,601 shares allocated to Mr. Bradley under the First Federal Savings Bank of Fort Dodge Employee Stock Ownership Plan (the "ESOP") as to which he has sole voting power, but no investment power, except in limited circumstances. Also includes 7,740 shares over which Mr. Bradley has shared voting and investment power.
(4) Includes 840 shares allocated to Mr. Eide under the ESOP as to which he has sole voting power, but no investment power, except in limited circumstances. Also includes 10,631 shares over which Mr. Eide has shared voting power and no investment power.
(5) Includes 5,920 shares over which Mr. Peters has shared voting and no investment power. Does not include 188,077 shares held by the trust established for the ESOP (the "ESOP Trust") as to which Mr. Peters, Mr Hecht and Mr. Schroeder may be deemed to share voting and investment power.
(6) Does not include 188,077 shares held by the ESOP Trust as to which Mr. Peters, Mr Hecht and Mr. Schroeder may be deemed to share voting and investment power.
(7) Includes 7,504 shares over which Mr. Schroeder has shared voting and investment power. Does not include 188,077 shares held by the ESOP Trust as to which Mr. Peters, Mr Hecht and Mr. Schroeder may be deemed to share voting and investment power.
(8) Includes 18,761 shares over which Ms. Egemo has shared voting and investment power.
(9) Includes 7,441 shares held by the ESOP Trust that have been allocated as of July 31, 1996 to the individual accounts of the executive officers under the ESOP and as to which such executive officers have sole voting power, but no investment power, except in limited circumstances. Also includes 13,289 shares held by the ESOP Trust and allocated to the individual accounts of the other Bank employees under the ESOP, and as to which such employees have sole voting power but no investment power except in limited circumstances. Also includes 167,347 unallocated shares held by the ESOP Trust as to which Messrs. Peters, Hecht and Schroeder may be deemed to share voting and investment power.
(10) Includes 56,764 shares over which the directors and executive officers share voting and investment power.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

  FEE ARRANGEMENTS.

  Currently, non-employee directors receive monthly fees of $420 and a director's fee of $250 for each monthly meeting attended, all of which are paid by the Company. Directors residing outside of Iowa who attend Board meetings receive reimbursement for their travel expenses. No separate compensation is payable for services on the Bank's Board of Directors or its committees.

COMPENSATION OF EXECUTIVES

  SUMMARY COMPENSATION TABLE.

  The following Summary Compensation Table includes individual compensation information on the Chief Executive Officer (the "Named Executive Officer") for services rendered in all capacities to the Company and the Bank during the fiscal years ended December 31, 1995, 1994 and 1993. No other officers received salary and bonus aggregating in excess of $100,000 in fiscal 1995.

                          SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM COMPENSATION
                                                                         -------------------------------------------------
                                       ANNUAL COMPENSATION(1)                    AWARDS          PAYOUTS
                             ----------------------------------------    ---------------------   -------
       (A)              (B)      (C)          (D)             (E)            (F)         (G)      (H)           (I)

                                                             OTHER        RESTRICTED
                                                             ANNUAL         STOCK                 LTIP        ALL OTHER
NAME AND PRINCIPAL                                       COMPENSATION      AWARDS      OPTIONS   PAYOUTS    COMPENSATION
  POSITIONS            YEAR  SALARY($)(1)   BONUS($)        ($)(2)          ($)          (#)       ($)         ($)(3)
- -------------------    ----  ------------   --------     ------------    -----------   -------   -------       ------
David M. Bradley       1995    110,000       27,601          ---            ---         ---       ---          21,458
President and Chief    1994     95,000       27,601          ---            ---         ---       ---           9,866
Executive Officer      1993     87,500       22,601          ---            ---         ---       ---           2,625


(1) Amount shown is gross earnings. Includes $6,600, $5,700 and $5,250 contributed by Mr. Bradley on an after-tax basis to the Bank's Thrift Plan for the years ended December 31, 1995, 1994 and 1993, respectively.
(2) The Bank provides Mr. Bradley with the use of an automobile, membership dues and other personal benefits that are not included in the cash compensation table because the Company believes that the aggregate value of such benefits did not exceed the lesser of $50,000 or 10% of Mr. Bradley's salary and bonus in the years reflected.
(3) Includes allocations under the ESOP of 1,597 and 802 shares of the common stock of the Bank for 1995 and 1994 with a total market value of $18,158 and $7,018, respectively, as of their respective allocation dates of December 31, 1995 and December 31, 1994, based on the closing sales prices for shares of the Bank's common stock on the Nasdaq Stock Market on such dates. On March 20, 1996, such shares were exchanged for 1,732 and 869 shares of the Company's Common Stock, respectively. Also includes $3,300, $2,850 and $2,625 in matching contributions allocated to Mr. Bradley's account under the Bank's Thrift Plan for the years ended December 31, 1995, 1994 and 1993, respectively.

  EMPLOYMENT AGREEMENTS.

  Effective as of March 20, 1996, the Company entered into an employment agreement with Mr. Bradley, and the Bank entered into an amended and restated employment agreement with Mr. Bradley (collectively, the "Employment Agreements"). The Employment Agreements establish the duties and compensation of Mr. Bradley and are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base.

  The Employment Agreements with Mr. Bradley provide for a three-year term. The Bank Employment Agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may, with Mr. Bradley's concurrence and after conducting a performance evaluation, extend this term for an additional year so that the remaining term shall be three years. The Company's Employment Agreement provides for automatic daily extensions such that the term of the Employment Agreement shall be a rolling period of three years unless written notice of non-renewal is given by the Company's Board of Directors or Mr. Bradley. Under the Employment Agreements, Mr. Bradley's base salary for 1996 is $117,500. Mr. Bradley's base salary will be reviewed annually by the Personnel and Compensation Committee of the Board. Subject to such review, Mr. Bradley's base salary may be increased on the basis of his job performance and the overall performance of the Bank and the Company. In addition to base salary, the Employment Agreements provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as a company car and fees for club and organization memberships deemed appropriate by the Bank or the Company and Mr. Bradley. The Employment Agreements provide for termination by the Bank or the Company at any time for "cause" as defined in the Employment Agreements. In the event the Bank or the Company chooses to terminate Mr. Bradley's employment for reasons other than for cause, or in the event of Mr. Bradley's resignation from the Bank and the Company upon: (i) failure to re-appoint, elect or re-elect him to his current offices; (ii) a material change in his functions, duties or responsibilities; (iii) a relocation of his principal place of employment outside Webster County, Iowa without his consent; (iv) liquidation or dissolution of the Bank or the Company; (v) a "change in control"; or (vi) a breach of the Employment Agreement by the Bank or the Company, Mr. Bradley or, in the event of death, his beneficiary, would be entitled to a lump sum cash payment in an amount equal to the present value of the remaining base salary and bonus payments due to him and the additional contributions or benefits that would have been earned under any employee benefit plans of the Bank or the Company during the remaining terms of the Employment Agreements. The Bank and the Company would also continue Mr. Bradley's life, health and disability insurance coverage for the remaining term of the Employment Agreements.

  In general, for purposes of the Employment Agreements and the plans maintained by the Company or the Bank, a "change in control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of any class of equity security, such as Common Stock of the Company or the Bank, or in the event of a tender offer, exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of the majority of the Board of Directors of the Company or the Bank.

  Payment under the Company Agreement would be made by the Company. In addition, payments to Mr. Bradley under the Bank Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. However, to the extent that payments under the Company Agreement and the Bank Agreement are duplicative, payments due under the Company's Employment Agreement would be offset by amounts actually paid by the Bank. The Employment Agreements also provide that Mr. Bradley would be entitled to reimbursement of certain costs incurred in negotiating, interpreting or enforcing the Employment Agreements. Mr. Bradley would also be indemnified by the Bank and the Company to the fullest extent allowable under federal and Iowa law, respectively.

  Cash and benefits paid to Mr. Bradley under the Employment Agreements together with payments under other benefit plans following a "change in control" of the Bank or the Company may constitute an "excess parachute" payment under Section 280G of the Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. In such an event, payments under the Employment Agreements will be limited to the lesser of: (i) 2.99 times Mr. Bradley's average total compensation (whether or not taxable) for the period of five taxable years ending immediately prior to his termination of employment, or (ii) whichever is greater or on an after tax basis after provision for the excise tax, if any, imposed under section 4999 of the Internal Revenue Code of 1986, an amount equal to 2.99 times Mr. Bradley's average taxable compensation for the period of five taxable years ending immediately prior to his termination of employment or the maximum amount which may be paid to Mr. Bradley under the Employment Agreements whichever is greater or on an after tax basis after payment of or after provision for the excise tax, if any, imposed under section 4999 of the Internal Revenue Code of 1986. The approximate lump sum present value of the contract damages that would have been payable to Mr. Bradley as of July 31, 1996 if his employment had terminated under circumstances entitling him to payments under the Employment Agreements was $360,000 if such termination had occurred in the event of a change of control or $340,000 if such termination had occurred in the absence of a change in control.

  The Employment Agreements also generally provide that for a period of one year following termination for cause, Mr. Bradley agrees not to compete with the Bank or Company in any city, town or county in which the Bank or Company maintains an office or has filed an application to establish an office as of the date of such termination. The Employment Agreements also provide that Mr. Bradley agrees to keep any material document or information obtained from the Bank or Company confidential. In addition, the Employment Agreements provide that for a period of one year following termination, Mr. Bradley agrees not to solicit or offer employment to any officer or employee of the Bank or Company or solicit their respective customers.

  SALARY CONTINUATION PLAN.

  Effective as of January 26, 1996, the Bank entered into a Salary Continuation Plan Agreement (the "Salary Continuation Plan") with Mr. Eide. The Salary Continuation Plan provides an annual benefit of $15,600 for Mr. Eide, payable in installment payments for a period of thirteen years commencing upon the termination of his employment. In the event of Mr. Eide's death prior to the end of such thirteen year period, the remaining payments will be paid to his spouse, or if he is not survived by his spouse, in a single lump sum to his estate. In consideration for such benefits, the Salary Continuation Plan provides that Mr. Eide shall not compete with the Bank throughout his period of service or during the thirteen year period following his termination of service in which payments are to be made.

  PENSION PLAN.

  The Bank participates in a multiple-employer noncontributory tax-qualified defined benefit plan (the "Retirement Plan") for eligible employees. As required, the Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Bank was not required to make any contributions to the Retirement Plan for the year ended December 31, 1995.

  The following table sets forth the estimated annual benefits payable upon retirement at age 65 under the Bank's Retirement Plan based on the Retirement Plan provisions at December 31, 1995. The amounts are expressed in the form of a single life annuity available at various levels of compensation and years of benefit service:

                               YEARS OF SERVICE AND
                          BENEFIT PAYABLE AT RETIREMENT
                   --------------------------------------------
 HIGHEST AVERAGE
     SALARY             15       20       25       30        35
- -----------------  -------  -------  -------  -------  --------
$100,000           $28,177  $37,569  $46,961  $56,353  $ 65,745
 125,000            35,677   47,569   59,461   71,353    83,245
 150,000A(1)        43,177   57,569   71,961   86,353   100,745

- ---------------------------
(1) Under section 401(a)(17) of the Code, a participant's compensation in excess of $150,000 (as adjusted to reflect cost-of-living increases) is disregarded for purposes of determining highest average salary for benefit accruals in plan years beginning in or after 1994. This limitation remained at $150,000 for 1995.

  These annual benefit amounts are subject to adjustments for Social Security benefits. At December 31, 1995, David M. Bradley had 13 years of credited service under the Retirement Plan and his highest average salary was $88,415.20. Compensation recognized for purposes of retirement plan benefits consists of salary as reported in column (c) of the Summary Compensation Table.

  EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST.

  The Bank has established an Employee Stock Ownership Plan ("ESOP") for eligible employees. The ESOP is a tax-qualified plan subject to the requirements of ERISA and the Internal Revenue Code of 1986. Employees with a 12-month period of employment with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate.

  The ESOP borrowed funds from an unrelated third party lender to finance the purchase of 96,000 shares of the Bank's common stock issued in the Bank's stock offering. On March 20, 1996, such shares were exchanged for 104,077 shares of the Company's Common Stock. Collateral for such loan consists of the unallocated Common Stock held by the ESOP, as well as cash in the amount of $100,000 pledged by North Central Bancshares, M.H.C., the Company's mutual predecessor. The loan will be repaid principally from the Bank's contributions to the ESOP over a period of up to ten years. In connection with the Conversion, the Company loaned to the ESOP $840,000 to enable it purchase 84,000 shares of Common Stock. This loan is for a term of 10 years, bears interest at a rate of 7.0% per annum, and calls for level annual payments of principal and interest designed to amortize the loan over its term. Although contributions to the ESOP will be discretionary, the Company or the Bank intends to make annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt. Shares of Common Stock purchased by the ESOP will initially be pledged as collateral for the loans, and will be held in a suspense account until released for allocation among participants in the ESOP as each loan is repaid.

  Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loans will be allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become 100% vested after five years of credited service. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability or separation from service. The Bank's contributions to the ESOP will not be fixed, so benefits payable under the ESOP cannot be estimated.

  The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares or any allocated shares for which the ESOP Trustee does not receive voting instructions will be voted in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of ERISA.

  OPTION PLANS.

  The Board of Directors of the Company has adopted the North Central Bancshares, Inc. 1996 Stock Option Plan. The Plan is subject to the approval of the shareholders of the Company at the Special Meeting. See "Proposal 1 - North Central Bancshares, Inc. 1996 Stock Option Plan".

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During the fiscal year ended December 31, 1995, the Personnel and Compensation Committee consisted of Directors John M. Peters (Chairman), Melvin R. Schroeder and Howard A. Hecht. During the 1995 fiscal year there were no interlocks, as defined under the rules and regulations of the SEC, between the Personnel and Compensation Committee and corporate affiliates of members of the Personnel and Compensation Committee or otherwise.


       _________________________________________________________________

                                  PROPOSAL 1

             NORTH CENTRAL BANCSHARES, INC. 1996 STOCK OPTION PLAN
       _________________________________________________________________

GENERAL PLAN INFORMATION

  The Company has adopted, subject to approval by shareholders of the Company, the North Central Bancshares, Inc. 1996 Stock Option Plan ("Option Plan"). The Option Plan provides for the grant of options to purchase common stock of the Company ("Options") to certain officers, employees and outside directors of the Company. The Option Plan will not take effect, and no Options granted thereunder will be effective, prior to the date of such shareholder approval ("Effective Date"). The Option Plan is not subject to ERISA. The principal provisions of the Option Plan are summarized below. The full text of the Option Plan is set forth as Appendix A to this Proxy Statement, to which reference is made, and the summary provided below is qualified in its entirety by such reference.

  Pursuant to both the Company's Bylaws and the regulations of the OTS applicable to management stock benefit plans to be established by a federal association or its holding company sooner than one year after the association's stock conversion, the affirmative vote of a majority of the votes eligible to be cast is required for approval of the Option Plan. Under the Company's Bylaws, the affirmative vote of a majority of the shares present and entitled to vote at a meeting at which a quorum is present would ordinarily be required for such approval. In the event that less than a majority of the votes eligible to be cast at the Special Meeting but at least a majority of the votes present and entitled to vote at the Special Meeting, vote in favor of approval, the Option Plan will be considered approved, but it will not be established or implemented and no options will be granted prior to March 20, 1997, which is the first anniversary of the Conversion.

PURPOSE OF THE OPTION PLAN

  The purpose of the Option Plan is to promote the growth and profitability of the Company, to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company.

DESCRIPTION OF THE OPTION PLAN

  Administration. The Compensation Committee of the Board (or any successor committee) or such other committee as the Board may designate ("Committee") will administer the Option Plan. Such Committee will be comprised of at least two directors of the Company, and all directors on the Committee will be "disinterested directors" (as that term is defined under Section 162(m) of the Internal Revenue Code) who are not currently and have not at any time during the immediately preceding one-year period been an employee of the Company, the Bank or any affiliates. The Committee will determine, within the limitations of the Option Plan, the officers and employees to whom Options will be granted, the number of shares subject to each Option, the terms of such Options (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the Options may be exercised. Options granted to directors under the Option Plan are by automatic formula grant, and the Committee has no discretion over the material terms of such grants. Subject to certain specific limitations and restrictions set forth in the Option Plan, the Committee has full and final authority to interpret the Option Plan, to prescribe, amend and rescind rules and regulations, if any, relating to the Option Plan and to make all determinations necessary or advisable for the administration of the Option Plan. The costs and expenses of administering the Option Plan will be borne by the Company.

  Stock Subject to the Option Plan. The Company has reserved 401,105 shares of the Company Common Stock (the "Shares") for issuance upon exercise of Options. Such Shares may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any Shares subject to grants under the Option Plan which expire or are terminated, forfeited or cancelled without having been exercised or vested in full, shall again be available for purposes of the Option Plan. As of August 2, 1996, the aggregate fair market value of the Shares reserved for issuance was $4,412,155, based on the closing sales price per share of Common Stock of $11 on The Nasdaq Stock Market on the Record Date.

  Eligibility. Any employee of the Company or its affiliates who is selected by the Committee is eligible to participate in the Option Plan as an "Eligible Individual." As of August 2, 1996, there were 18 Eligible Individuals. Members of the Board or of the board of directors of the Bank who are not employees or officers of the Company or Bank are eligible to participate as an "Eligible Director." As of August 2, 1996, there were 4 Eligible Directors.

  Terms and Conditions of Options Granted to Officers and Employees. The Option Plan provides for the grant of options which qualify for favorable federal income tax treatment as "incentive stock options" ("ISOs"), non-qualified stock options which do not so qualify ("NQSOs") and certain limited stock appreciation rights ("LSARs"). Unless otherwise designated by the Committee, Options granted under the Option Plan will be NQSOs, will be exercisable for a price per Share equal to the fair market value of a Share on the date of the Option grant and will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the Option holder's termination of employment for reasons other than death, disability or retirement or discharge for cause, one year after termination of employment due to death disability or retirement, or immediately upon termination for cause. In no event may an Option be granted with an exercise price per Share that less than fair market value of a Share when the Option is granted, or for a term exceeding ten years from the date of grant. An Option holder's right to exercise Options is suspended during any period when the Option holder is the subject of a pending proceeding to terminate his or her employment for cause.

  Upon the exercise of an Option, the Exercise Price must be paid in full. Payment may be made in cash or in such other consideration as the Committee deems appropriate, including, but not limited to, Shares already owned by the option holder or Shares to be acquired by the option holder upon exercise of the Option, provided that the delivery of Shares concurrently with the exercise of an Option does not violate section 16(b) of the Exchange Act, or any rules or regulations promulgated thereunder.

  Terms and Conditions of Options Granted to Directors. Effective on the Effective Date, each person who is an Eligible Director on such date will be granted a NQSO to purchase 20,000 Shares. Such Options will have an Exercise Price equal to the fair market value of a Share on the date of grant and an Exercise Period commencing on the date of grant and expiring on the earliest of
(i) the date he ceases to be an Eligible Director due to a removal for cause (in accordance with the bylaws) of the Bank or the Company, as applicable and (ii) the last day of the ten-year period commencing on the date the Option was granted. On the first anniversary of the date of grant and on each anniversary thereof until all 20,000 Shares subject to the grant are exercisable, the Option will become exercisable as to 4,000 of the Shares as to which his outstanding Option has been granted. All optioned Shares not previously purchased or available for purchase will become available for purchase, on the date of the Option holder's death or disability as defined in the Option Plan. In the future, newly elected Eligible Directors will receive Options to purchase 500 shares each January after their joining the Board, subject to the availability of reserved shares. A maximum of 123,315 shares may be issued to Eligible Directors upon exercise of options. These grants will generally be 100% vested and exercisable when granted.

  Options granted to directors under the Option Plan will be NQSOs. Upon the exercise of an Option, the Exercise Price must be paid in full. Payment may be made in cash or in such other consideration as the Committee deems appropriate, including, but not limited to, Shares already owned by the option holder or Shares to be acquired by the option holder upon exercise of the Option, provided that the delivery of Shares concurrently with the exercise of an Option does not violate section 16(b) of the Exchange Act, or any rules or regulations promulgated thereunder.

  Adjustments for Extraordinary Dividends. The Option Plan authorizes the Compensation Committee, in its discretion, to adjust outstanding Options to equitably reflect any extraordinary dividend that may be paid including any non-taxable return of capital. Such adjustment may take the form of a cash payment or an adjustment of the Exercise Price. No representation is made that any such dividend will be declared or paid.

  Terms and Conditions of Stock Appreciation Rights. Each Option granted under the Option Plan will be accompanied by a LSAR that is exercisable for a period commencing on the date on which a Change in Control (as defined in the Option
Plan) occurs and ending six months after such date. Upon exercise of a LSAR, the Eligible Individual will be entitled to receive an amount equal to (a) the excess of the Change of Control Consideration (as defined in the Option Plan) over the Exercise Price per Share specified in the LSAR, multiplied by (b) the number of Shares with respect to which the LSAR is being exercised. Change of Control Consideration is defined in the Option Plan as the greater of (i) the highest price per Share paid by any person who initiated or sought to effect the Change in Control during the one-year period ending on the date of the Change in Control and (ii) the average Fair Market Value of a Share over the last 10 trading days preceding the date of the exercise of the LSAR. Under the Option Plan, LSARs will be cancelled at the effective time of a Change of Control effected pursuant to a written agreement whereby the acquiror has agreed to make a monetary payment or provide substitute options or other property equivalent in value to the value of the Options being cancelled.

REGULATORY RESTRICTIONS

  The Option Plan is subject to certain restrictions imposed by the Office of Thrift Supervision that are established or implemented by a federal savings association or its holding company within one year after the association's conversion from a mutual association to a stock association or the holding company's conversion from the mutual holding form of organization to the stock holding company form of organization. The restrictions apply to the Option Plan because the Conversion of the Bank and the MHC occurred within one year prior to the date of this Special Meeting. To reflect these requirements, the Option Plan provides (i) that no Options may be granted prior to the date on which the Company's shareholders approve the Option Plan; (ii) that, prior to March 21, 1997, no individual officer or employee may be granted Options to purchase more than 100,276 Shares; and (iii) that any Options granted prior to March 21, 1997 shall have an exercise price no less than the fair market value of a Share on the date the Option is granted and will become exercisable at a rate no more rapid than 20% per year beginning on the date of grant, with accelerated vesting in cases of death or disability. Management of the Company has been advised by its legal counsel that the Option Plan complies with all applicable OTS regulations. The OTS has not endorsed or approved the Option Plan. No representation to the contrary shall be made.

TERMINATION OR AMENDMENT OF THE OPTION PLAN

  Unless sooner terminated, the Option Plan will terminate automatically on the day preceding the tenth anniversary of the Effective Date. The Board may suspend or terminate the Option Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. In the event of any suspension or termination of the Option Plan, all Options theretofore granted under the Option Plan that are outstanding on the date of such suspension or termination of the Option Plan will remain outstanding under the terms of the agreements granting such Options.

  The Board may amend or revise the Option Plan in whole or in part at any time, but if the amendment or revision (i) materially increases the benefits accruing under the Option Plan, (ii) materially increases the number of Shares which may be issued under the Option Plan or (iii) materially modifies the requirements as to eligibility for Options under the Option Plan, such amendment or revision will be subject to approval by the shareholders of the Company. Subject to these above provisions, the Board will also have broad authority to amend the Option Plan to take into account changes in applicable financial institution, securities and tax laws and accounting rules and regulations, as well as other developments.

FEDERAL INCOME TAX CONSEQUENCES

  The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of ISOs, NQSOs and LSARs that may be granted under the Option Plan and any descriptions of the provisions of any law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein.

  There are no federal income tax consequences for the Company or the option holder at the time an ISO is granted or upon the exercise of an ISO. If there is no sale or other disposition of the shares acquired upon the exercise of an ISO within two years after the date the ISO was granted, or within one year after the exercise of the ISO, then at no time will any amount be deductible by the Company with respect to the ISO. If the option holder exercises an ISO and sells or otherwise disposes of the shares so acquired after satisfying the foregoing holding period requirements, then he will realize a capital gain or loss on the sale or disposition. If the option holder exercises his ISO and sells or disposes of his shares prior to satisfying the foregoing holding period requirements, then an amount equal to the difference between the amount realized upon the sale or other disposition of such shares and the price paid for such shares upon the exercise of the ISO will be includible in the ordinary income of such person, and such amount will ordinarily be deductible by the Company at the time it is includible in such person's income.

  With respect to the grant of NQSOs and LSARs, there are no federal income tax consequences for the Company or the option holder at the date of the grant. Upon the exercise of a NQSO, an amount equal to the difference between the fair market value of the shares to be purchased on the date of exercise and the aggregate purchase price of such shares is generally includible in the ordinary income of the person exercising such NQSO, although such inclusion may be at a later date in the case of an option holder whose disposition of such shares could result in liability under Section 16(b) of the Exchange Act ("Section 16(b)"). The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the option holder is taxed on the exercise of the NQSO equal to the amount which the option holder is required to include as ordinary income.

  Upon exercise of an LSAR, the amount of cash or the fair market value of the shares received, determined on the date of exercise, is generally includible in the ordinary income of the person exercising the LSAR, although such inclusion may be at a later date in the case of an option holder who receives stock on the exercise of an LSAR and whose disposition of such shares could result in liability under Section 16(b). The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the option holder is taxed on the exercise of the LSAR, equal to the amount which the option holder is required to include as ordinary income.

  The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Options and LSARs that may be granted under the Option Plan. State and local tax consequences may also be significant. PARTICIPANTS ARE ADVISED TO CONSULT WITH THEIR TAX ADVISOR AS TO THE TAX CONSEQUENCES OF THE OPTION PLAN.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"APPROVAL OF THE NORTH CENTRAL BANCSHARES, INC. 1996 STOCK OPTION PLAN.

                               NEW PLAN BENEFITS
             NORTH CENTRAL BANCSHARES, INC. 1996 STOCK OPTION PLAN
             -----------------------------------------------------

=================================================================
                                             Stock Option Plan(1)

               Name/Position                    #      $ Value(2)
=================================================================

David M. Bradley/President & C.E.O.            40,000        0

All Current Executive Officers as a Group     127,000        0

All Non-Employee Directors as a Group(3)       80,000        0
All Non-Executive Employees as a Group         33,000        0
=================================================================

(1) As of the Record Date, no grants to non-executive employees have been made under the North Central Bancshares, Inc. 1996 Stock Option Plan. It is not determinable at this time what benefits, if any, each of the persons or groups listed will receive under such plan. The numbers in the table reflect the Compensation Committee's intentions with respect to grants to be made upon the effective date of approval of the North Central Bancshares, Inc. 1996 Stock Option Plan.
(2) The Exercise Price of Options granted will be the Fair Market Value of a Share of Company Common Stock. The dollar value as of the date of the grant will be $0, and the future value, if any, will be dependent on the price of the Company's Common Stock in the future.
(3) On the Effective Date, each outside director will receive a non-qualified stock option to purchase 20,000 Shares with an Exercise Price equal to the Fair Market Value of a Share on the Effective Date. On each anniversary of the date of the grant until all Options are exercisable, 20% will become exercisable. Such Options will expire on the earliest of the director's removal for cause or on the tenth anniversary of the date of the grant.

  ____________________________________________________________________________

                                   PROPOSAL 2

         AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO
       DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO
      THE CONDUCT OF THE SPECIAL MEETING AS MAY PROPERLY COME BEFORE THE
     SPECIAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE SPECIAL MEETING
  ____________________________________________________________________________


  The Bylaws of the Company require that no business be transacted and no corporate action be taken at a special meeting other than that stated in the Notice of Meeting. The Board of Directors is not aware of any other business that may properly come before the Special Meeting. The Board seeks the authorization of the shareholders of the Company, in the event matters incident to the conduct of the Special Meeting properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the Special Meeting once called to order, to direct the manner in which those shares represented at the Special Meeting by proxies solicited pursuant to this Proxy Statement shall be voted. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its shareholders, taken as a whole.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS OF NORTH CENTRAL BANCSHARES, INC., IN ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE SPECIAL MEETING.

                             ADDITIONAL INFORMATION


DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

  Any shareholder proposal intended for inclusion in the Company's proxy statement and proxy card relating to the Company's 1997 Annual Meeting of Shareholders must be received by the Company by December 23, 1996, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. (S)240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

  The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board of Directors. The shareholder must be a shareholder of record and have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or received by the Secretary not later than the following dates:
(i) with respect to an annual meeting of shareholders, sixty (60) days in advance of such meeting if such meeting is to be held on a day which is within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety (90) days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (ii) with respect to an annual meeting of shareholders held at a time other than within the time periods set forth in the immediately preceding clause (i), the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to shareholders. Notice shall be deemed to first be given to shareholders when disclosure of such date of the meeting of shareholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A shareholder's notice to the Secretary shall set forth such information as required by the Bylaws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any shareholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See "Date For Submission of Shareholder Proposals."

                                 By Order of the Board of Directors


                                 /s/ Jean L. Lake
                                 Jean L. Lake
                                 Secretary
Fort Dodge, Iowa
August 12, 1996


   TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING PLEASE
                    COMPLETE, SIGN, DATE AND PROMPTLY RETURN
                       THE ACCOMPANYING PROXY CARD IN THE
                        POSTAGE-PAID ENVELOPE PROVIDED.

                                                                 REVOCABLE PROXY

                        NORTH CENTRAL BANCSHARES, INC.
                              825 CENTRAL AVENUE
                            FORT DODGE, IOWA  50501

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NORTH CENTRAL BANCSHARES, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 21, 1996

     The undersigned shareholder of North Central Bancshares, Inc. hereby appoints David M. Bradley, John M. Peters, Melvin R. Schroeder, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of North Central Bancshares, Inc. held of record by the undersigned on August 2, 1996, at the Special Meeting of Shareholders (the "Special Meeting") to be held at 10:00 a.m., local time, on September 21, 1996, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Special Meeting and Proxy Statement. The undersigned hereby revokes all prior proxies.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted "FOR" the proposals listed in Items 1 and 2.

PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY
                          IN THE ENCLOSED ENVELOPE.

THE BOARD OF DIRECTORS OF NORTH CENTRAL BANCSHARES, INC. UNANIMOUSLY RECOMMENDS A VOTE THE PROPOSALS IN ITEM 1 AND 2.

I WILL ATTEND SPECIAL MEETING [_]

Please Mark Your Choice Like This [X]
in Blue or Black Ink.

- -------------------------------------------------------------------------------
     1.   Approval of the 1996 North Central Bancshares, Inc. Stock Option Plan.

               FOR         AGAINST         ABSTAIN
               [_]           [_]             [_]
- ------------------------------------------------------------------------------

    2. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Special Meeting as may properly come before the Special Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Special Meeting.

               FOR         AGAINST        ABSTAIN
               [_]           [_]            [_]
- -----------------------------------------------------------------------------

                                      The undersigned hereby acknowledges
                                      receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement for the Special Meeting.

                                      ------------------------------------------

                                      ------------------------------------------
                                                   Signature(s)

                                      Dated:                             , 1996
                                            -----------------------------

                                      Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

             [First Federal Savings Bank of Fort Dodge Letterhead]



                                                August 12, 1996

TO: ALL FIRST FEDERAL SAVINGS BANK OF FORT DODGE EMPLOYEE STOCK OWNERSHIP PLAN PARTICIPANTS

Re:  Special Meeting of Shareholders to be held on September 21, 1996
     ----------------------------------------------------------------


     In connection with the Special Meeting of Shareholders of North Central Bancshares Inc. (the "Company") to be held on September 21, 1996, enclosed are the following documents:

     1.   Confidential Voting Instruction card;
     2. Proxy Statement dated August 12, 1996, including a Notice of Special Meeting of Shareholders; and
     3. a postage-paid return envelope addressed to American Securities Transfer, Incorporated ("American Securities Transfer"). American Securities Transfer is the Confidential Voting
          Instruction tabulator for the ESOP).

     As a participant in the ESOP, you have the right to direct the trustee of the ESOP (the "ESOP Trustee") how to vote the shares of the Company's common stock ("Shares") held by the ESOP as of August 2, 1996, the record date for the Special Meeting ("Record Date"). Your rights will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

     Under the terms of the ESOP, each participant has the right to instruct the ESOP Trustee how to vote the Shares allocated to such participant's account under the ESOP as of the Record Date. In general, the ESOP Trustee will be instructed to vote such Shares held by the ESOP Trust and awarded to you by casting votes FOR and AGAINST each proposal as specified by you on the Confidential Voting Instruction accompanying this letter. The number of shares allocated to your account under the ESOP is shown on the enclosed Confidential Voting Instruction card.

     The ESOP generally states that if you do not direct the Trustee how to vote the Shares allocated to your account, and as to unallocated Shares held under the ESOP, the Trustee will, to the extent consistent with their fiduciary duties, vote such Shares in a manner calculated to most accurately reflect the instructions received from other participants regarding allocated Shares. The Trustee's fiduciary duties require it to vote any shares which as to which it receives no voting instructions, as well as any unallocated Shares, in a manner determined by it to be prudent and solely in the interest of the participants and beneficiaries. To be considered by the Trustee in determining how to vote the Shares held by the ESOP Trust, your voting instruction must be received by American Securities Transfer not later than by September 11, 1996.

UNANTICIPATED PROPOSALS.

     Because this is a Special Meeting, the law does not permit votes to be taken on any matter other than those identified in the Notice of Special Meeting. Accordingly, there should not be any unanticipated proposals.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Trustees. You should then seal the card in the enclosed envelope and return it to American Securities Transfer. To direct the voting of Shares within the ESOP, the Confidential Voting Instruction Card must be received by American Securities Transfer no later than September 11, 1996.

     PLEASE NOTE THAT THE VOTING INSTRUCTIONS OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY AMERICAN SECURITIES TRANSFER, WHO HAS BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT FIRST FEDERAL SAVINGS BANK OF FORT DODGE OR THE COMPANY.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly. If you have questions regarding the terms of the ESOP or the voting procedure, please call the ____________________________________________
at (515) 576-7531.


                                         Very truly yours,


                                         /s/ ESOP COMMITTEE
                                         THE ESOP COMMITTEE OF FIRST FEDERAL
                                         SAVINGS BANK OF FORT DODGE

Enclosure

                                    [FRONT]



                         NORTH CENTRAL BANCSHARES, INC.

                        CONFIDENTIAL VOTING INSTRUCTION

                 SOLICITED BY THE EMPLOYEE STOCK OWNERSHIP PLAN
           COMMITTEE OF THE FIRST FEDERAL SAVINGS BANK OF FORT DODGE
                         EMPLOYEE STOCK OWNERSHIP PLAN

     The undersigned participant, former participant or beneficiary of a deceased former participant in the First Federal Savings Bank of Fort Dodge Employee Stock Ownership Plan (the "ESOP") hereby provides the voting instructions hereinafter specified to the Trustee of the ESOP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of North Central Bancshares, Inc. that are held by the Trustee, in its capacity as Trustee, as of August 2, 1996 at the Special Meeting of Shareholders of North Central Bancshares, Inc. to be held on September 21, 1996 at 10:00 a.m., local time, at the Colonial Inn, 1306 A Street, Fort Dodge, Iowa, and at any adjournment or postponement thereof.

     As to the proposals listed below, which are more particularly described in the Proxy Statement dated August 12, 1996, the Trustee will vote the common stock of North Central Bancshares, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the ESOP Committee dated August 12, 1996.



     (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

                                     [BACK]


     THE BOARD OF DIRECTORS OF NORTH CENTRAL BANCSHARES, INC. RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THE ESOP SHARES ALLOCATED TO YOUR ACCOUNT WILL BE VOTED "FOR" PROPOSALS NOS. 1 AND 2. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF NORTH CENTRAL BANCSHARES, INC. AND FIRST FEDERAL SAVINGS BANK OF FORT DODGE.

                                                               Please mark
                                                          [X]  your votes
              ---------------------------------                like this
              ESOP SHARES (as of August 2, 1996)


1.   Approval of the 1996 North Central Bancshares, Inc. Stock Option Plan.

                  FOR                 AGAINST                     ABSTAIN
                  [_]                   [_]                         [_]

2. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct to the Special Meeting as may properly come before the Special Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Special Meeting.

                  FOR                 AGAINST                     ABSTAIN
                  [_]                   [_]                         [_]

     All proposals listed above in this Confidential Voting Instruction were proposed by North Central Bancshares, Inc.

     The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Notice of Special Meeting of Shareholders of North Central Bancshares, Inc., a Proxy Statement dated August 12, 1996 for the Special Meeting.

     PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN SEPTEMBER 11, 1996.


                               Date
                               -------------------------------------------------


                               Signature
                               -------------------------------------------------

                               Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.